EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JULY 31, 2012 TO THE PROSPECTUS DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2012, as supplemented, of EQ Advisors Trust (the “Trust”) regarding the EQ/Quality Bond PLUS Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a change to the Portfolio’s benchmark from the Barclays U.S. Intermediate U.S. Government/Credit Index (“Intermediate Government/Credit Index”) to the Barclays U.S. Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”).

Information Regarding

EQ/Quality Bond PLUS Portfolio

On June 7, 2012, the Board of Trustees of the Trust (“Board”) approved a change to the Portfolio’s benchmark index. The section of the Prospectus entitled “EQ/Quality Bond PLUS Portfolio-Investments, Risks, and Performance – Risk/Return Bar Chart and Table-Average Annual Total Returns” hereby is deleted in its entirety and replaced with the following:

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Quality Bond PLUS Portfolio – Class IA Shares	2.27%	2.59%	3.38%
EQ/Quality Bond PLUS Portfolio – Class IB Shares	2.12%	2.37%	3.15%
EQ/Quality Bond PLUS Portfolio – Class K Shares	2.27%	2.59%	3.38%
Barclays Intermediate U.S. Government Bond Index	5.01%	5.77%	4.63%
Barclays Intermediate U.S. Government/Credit Index+	5.42%	6.01%	5.08%

+ Effective June 30, 2012, the Portfolio changed its broad-based benchmarks from the Barclays Intermediate U.S. Government/Credit Index to the Barclays Intermediate U.S. Government Bond Index. The Portfolio changed its benchmark because the investment manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance. Performance information for the Portfolio shown above is as of June 30, 2012.

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